NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

The information provided herein has been provided to Prudential Securities Incorporated ("PSI") by Morgan Stanley Dean Witter as an underwriter for the UCFC Home Equity Loan Owner Trust, Series 1998-BA transaction. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by United Companies Financial Corporation and Morgan Stanley Dean Witter. PSI makes no representations as to the accuracy of such information provided to it, and PSI has not independently verified such information. All assumptions and information in this report are as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of any offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received prospectus and a prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.